Litigations	12 Months Ended
Dec. 31, 2022
Litigations
Litigations

28.	Litigations

The Company is a defendant in numerous legal actions in the ordinary course of business, including civil, tax, environmental and labor proceedings.

The Company makes use of estimates to recognize the amounts and the probability of outflow of resources, based on reports and technical assessments and on management’s assessment. Provisions are recognized for probable losses of which a reliable estimate can be made.

Arbitral, legal and administrative decisions against the Company, new jurisprudence and changes of existing evidence can result in changes regarding the probability of outflow of resources and on the estimated amounts, according to the assessment of the legal basis.

a)        Provision for legal proceedings

The Company has considered all information available to assess the likelihood of an outflow of resources and in the preparation on the estimate of the costs that may be required to settle the obligations.

Tax litigations - Mainly refers to the lawsuit filed in 2011 by Valepar (merged by Vale) seeking the right to exclude the amount of dividends received in the form of interest on capital (“JCP”) from the PIS and COFINS tax base. The amount reserved for this proceeding as at December 31, 2022 is US$498 (2021: US$402). This proceeding is fully guaranteed by a judicial deposit.

Civil litigations - Refers to lawsuits for: (i) indemnities for losses, payments and contractual fines due to contractual imbalance or non-compliance that are alleged by suppliers, and (ii) land claims referring to real estate Vale's operational activities.

Labor litigations - Refers to lawsuits for individual claims by in-house employees and service providers, primarily involving demands for additional compensation for overtime work, moral damages or health and safety conditions.

Environmental litigations - Refers mainly to proceedings for environmental damages and issues related to environmental licensing.

The lawsuits related to Brumadinho event (note 24) and the Samarco dam failure (note 25) are presented in its specific notes to these financial statements and, therefore, are not disclosed below.

	Tax litigation	Civil litigation	Labor litigation	Environmental litigation	Total of litigation provision
Balance at December 31, 2020	485	260	335	11	1,091
Additions and reversals, net	4	19	74	1	98
Payments	(10)	(22)	(57)	(5)	(94)
Indexation and interest	10	45	32	-	87
Acquisition of NLC	-	2	8	-	10
Discontinued operations - Coal	-	(2)	(8)	-	(10)
Translation adjustment	(33)	(18)	(26)	-	(77)
Balance at December 31, 2021	456	284	358	7	1,105
Current liabilities	14	22	56	1	93
Non-current liabilities	442	262	302	6	1,012
Balance at December 31, 2021	456	284	358	7	1,105
Additions and reversals, net	40	38	67	8	153
Payments	(40)	(67)	(56)	(1)	(164)
Indexation and interest	89	26	19	-	134
Transfer to held for sale	(1)	(7)	(2)	-	(10)
Translation adjustment	32	17	25	-	74
Balance at December 31, 2022	576	291	411	14	1,292
Current liabilities	18	21	65	2	106
Non-current liabilities	558	270	346	12	1,186
Balance at December 31, 2022	576	291	411	14	1,292

b)       Contingent liabilities

	December 31, 2022	December 31, 2021
Tax litigations	6,590	5,177
Civil litigations	1,270	1,503
Labor litigations	569	516
Environmental litigations	1,102	954
Total	9,531	8,150

The main contingent liabilities, updated by applicable interest rates, for which the likelihood of loss is considered possible are presented by nature as follows:

Tax proceedings (“CFEM”) - The Company is engaged in numerous administrative and judicial proceedings related to the mining royalty known as CFEM. These proceedings arise out of a large number of assessments by the Brazilian National Mining Agency (“Agência Nacional de Mineração – ANM”, former “DNPM”), which main discussions involve the deduction of insurance and transportation costs indicated in the corresponding invoice payment of royalties on pellet sales and CFEM charges on the revenues provided by our subsidiaries abroad. The Company estimates the possible losses resulting from these proceedings to be US$1,831 (R$9,555 million) as at December 31, 2022 (2021: US$1,594 (R$8,893 million)).

Tax proceedings - PIS/COFINS - The Company is a party to several collections related to the alleged improper use of PIS and COFINS credits (federal taxes levied on the companies' gross revenue). Brazilian tax legislation authorizes taxpayers to use PIS and COFINS tax credits, such as those referring to the acquisition of inputs for the production process and other items. The tax authorities mainly claim that (i) some credits were not related to the production process, and (ii) the right to use the tax credits was not adequately proven. The Company is discussing the aforementioned charges related to credits determined as at 2002. The chances of loss related to these lawsuits classified as possible total US$1,720 (R$8,975 million) as at December 31, 2022 (2021: US$1,016 (R$5,667 million)).

Tax proceedings - Tax on Services (“ISS”) - The Company is party to a number of administrative and judicial proceedings related to the collection of ISS in several Brazilian municipalities. The tax authorities’ main allegations for those proceedings are: (i) the tax basis used for computing the tax payable was incorrect; (ii) failure to pay ISS related to third parties asset management services; and (iii) the incidence of ISS over own goods port handling services (“self-service”). As at December 31, 2022, the total amount of the possible loss is US$626 (R$3,268 million) (2021: US$526 (R$2,935 million)).

Tax proceedings - Value added tax on services and circulation of goods (“ICMS”) - Vale is engaged in several administrative and court proceedings relating to additional charges of ICMS by the tax authorities of different Brazilian states. In each of these proceedings, the tax authorities claim that (i) use of undue tax credit; (ii) failing to comply with certain accessory obligations; (iii) the Company is required to pay the ICMS on acquisition of electricity (iv) operations related to the collection of tax rate differential (“DIFAL”) and (v) incidence of ICMS on its own transportation. The total amount classified as a possible loss is US$558 (R$2,910 million) as at December 31, 2022 (2021: US$524 (R$2,923 million)).

Tax proceedings - Fines arising from offsets not approved for settlement of federal debts - Vale is a party to several assessments by the Brazilian Federal Revenue Service (“RFB”) referring to the imposition of fines of 50% on the value of compensation not approved for the settlement of federal debts. The RFB understands that these offsets were made with undue credits. The Company contests the aforementioned fines and also the non-approval of compensation in other proceedings. If the Company is successful in the proceedings in which the non-approval of the compensation is being discussed, the expectation is that the corresponding collection of fines will be cancelled. The constitutionality of the fine collection is discussed by another company in a leading case before the STF, and a favorable decision in this case will be applicable to all taxpayers who dispute this thesis. As at December 31, 2022, the total amount of fines imposed was US$524 (R$2,735 million) (2021: US$287 (R$1,604 million)).

Civil proceedings - Environmental licensing of the Company's operations in the State of Pará, Brazil- The Company is a party to several civil proceedings, which are not individually material. Among these processes, the Company is engaged on public civil actions brought by associations representing the Kayapó and Xikrin indigenous communities, in the state of Pará, which seek to suspend the Company’s environmental licenses for Onça Puma (nickel), Salobo (copper) and S11D (iron ore). Those associations claim, among other things, that during the environmental licensing process, the Company did not perform appropriate studies on the impacts from those operations over the surrounding indigenous communities, which were ordinarily processed and approved by the competent licensing bodies.

In 2022, the Company entered into an indemnity agreement with the indigenous communities Xikrin do Cateté and Kayapó (note 2), for social and economic compensation. However, the Company is still defending itself against the environmental claims, which likelihood of loss is deemed as possible, however, it is not yet possible to estimate the amount of a potential loss due to the interruption of these operations or any potential agreement to mitigate and compensate.

Civil proceedings– Environmental licensing of the Company's operations in the States of Minas Gerais and Espírito Santo, Brazil - The Company is a party to a public civil action filed by associations representing the owners of areas near to the Mar Azul, Tamanduá and Capão Xavier mines. The associations are requesting the cancellation of Vale's mining and environmental licenses to operate those mines, mainly claiming that the mining activities are contaminating the water springs in the region. Those mining operations are currently suspended, and the Company is defending itself against the lawsuit, which it believes that the likelihood of loss is possible, however, it is not yet possible to estimate the amount of a potential loss due to the interruption of these operations or any potential agreement to mitigate and compensate.

In addition, the Company is also a party to public civil actions filed by the Public Ministry of the State of Minas Gerais and by the municipality of Juceaba requesting the Company to stop disposing tailings at Maravilhas II and III dams (Vargem Grande complex), Forquilhas V (Fábrica complex) and Dam 7 (Viga mine). The Company believes that the likelihood of loss is possible, however, it is not yet possible to estimate the amount of a potential loss due to an interruption of these operations or any potential agreement to mitigate and compensate.

Labor litigations– Safety requirements at dams in the State of Pará, Brazil - In March 2022, the Labor Prosecutor's Office of the State of Pará filed two public civil actions requesting an indemnification payment of US$113 (R$590 million) and the adoption of several work safety measures related to the Mirim and Pera Jusante dams to restrict access only to the employees that are strictly necessary at the site. The Company believes that the likelihood of loss is possible.

Environmental litigations– Iron ore operations in Itabira - The Company is a party to several environmental proceedings, which are not individually material. Among these processes, the Company is a defendant in two separate actions brought by the municipality of Itabira, in the Brazilian state of Minas Gerais. In the first action, filed in August 1996, the municipality alleges that Vale iron ore operations have caused environmental and social harm, and claims damages with respect to the alleged environmental degradation, as well as the immediate restoration of the affected ecological complex and the performance of compensatory environmental programs in the region. In the second action, filed in September 1996, the municipality of Itabira claims the right to be reimbursed for expenses it has incurred in connection with public services rendered due to mining activities. The damages sought, as adjusted from the date of the claim, amount to approximately US$431 (R$2,249 million) (2021: US$345 (R$1,925 million)).

c) Judicial deposits

	December 31, 2022	December 31, 2021
Tax litigations	945	957
Civil litigations	123	100
Labor litigations	134	141
Environmental litigations	13	22
Total	1,215	1,220

d) Guarantees contracted for legal proceedings

In addition to the above-mentioned tax, civil, labor and environmental judicial deposits, the Company contracted US$2.3 billion (R$12 billion) in guarantees for its lawsuits, as an alternative to judicial deposits.

e) Contingent Assets

Arbitration related to Simandou - In 2010, the Company acquired a 51% interest in BSG Resources Limited G ("BSGR"), which held concession rights and permits for iron ore exploration in the Republic of Guinea. In 2014, the Republic of Guinea revoked these concessions based on evidence that BSGR had obtained them through bribery of Guinean government officials. The Republic of Guinea did not make any finding of any involvement or responsibility on the Company’s part. The arbitral tribunal in London ruled in the Company’s favor and ordered BSGR to pay to the Company the amount of approximately US$2.1 billion (with interest and costs). BSGR went into administration in March 2018, and the Company has commenced legal proceedings against BSGR before courts in London, England and in the United States District Court for the Southern District of New York to enforce the arbitral award against BSGR. The Company continues to pursue the enforcement of the award and collection of the amounts due by all legally available means, but since there can be no assurance as to the timing and amount of any collections, the asset was not recognized in its financial statements.

Accounting policy

A provision is recognized when it is considered probable that an outflow of resources will be required to settle the obligation and can be reliably estimated. The liability is accounted against an expense in the income statement. This obligation is updated based on the developments of the judicial process or interest accretion and can be reversed if the expectation of loss is not considered probable due to changes in circumstances or when the obligation is settled.

Contingent assets are disclosed when the related economic benefits are probable and are only recognized in the financial statements in the period in which their realization is virtually certain.

Critical accounting estimates and judgments

Litigations are contingent by nature, that is, it will be resolved when one or more future event occurs or fails to occur. Typically, the occurrence or not of such events is outside of the Company’s control. Legal uncertainties involve the application of significant estimates and judgments by management regarding the potential outcomes of future events.